                                                                     EXHIBIT 1.1
                                3,000,000 Shares

                           MOLECULAR BIOSYSTEMS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                            May __, 1996

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
OPPENHEIMER & CO., INC.
VECTOR SECURITIES INTERNATIONAL, INC.
  As representatives of the
    several underwriters
    named in Schedule I hereto
  227 Park Avenue
  New York, New York  10172

Dear Sirs:

         Molecular Biosystems, Inc., a Delaware corporation (the "Company") proposes to issue and sell 3,000,000 shares of its Common Stock, par value $.01 per share (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Company also proposes to issue and sell to the several Underwriters not more than 450,000 additional shares of its Common Stock, par value $.01 per share (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares. The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock.

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 including a prospectus relating to the Shares, which

                                       1.

may be amended. The registration statement as amended at the time when it becomes effective, including any documents and information incorporated or deemed to be incorporated by reference therein and including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Shares, including any documents and information incorporated or deemed to be incorporated by reference therein, is hereinafter referred as the Prospectus.

         2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per share of $______ (the "Purchase Price") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 450,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

         The Company hereby agrees to and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company, and (ii) each stockholder listed on
Schedule II hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or

                                       2.

any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

         3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")(the "Closing Date") following the date of the initial public offering, at the offices of Cooley Godward Castro Huddleson & Tatum, 4365 Executive Drive, Suite 1100, San Diego, California 92121 (or such other place as mutually may be agreed upon). The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

         Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

         Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer of immediately available funds to the account or accounts

                                       3.

designated in writing to you by the Company at least two business days prior to the Closing Date or applicable Option Date, as the case may be.

         5. Agreements of the Company. The Company agrees with you:

            (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

            (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in Section (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

            (c) To furnish to you, without charge, four (4) signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

            (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus, of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

            (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection

                                       4.

     with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

            (f) If during the period specified in Section (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with the Act, the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") or any applicable state securities laws, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

            (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification. The Company shall not be required, however, to qualify to do business as a foreign corporation in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject.

            (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

            (i) During the period of five years from the effective date of the Registration Statement, to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available

                                       5.

     information concerning the Company and its subsidiaries as you may reasonably request.

            (j) To pay all costs, expenses, fees and taxes arising from (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in Section (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in Section (e), (iii) the printing and delivery of this Agreement, the preliminary and supplemental Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the NASD in connection with the offering, (vi) the listing of the Shares on the New York Stock Exchange ("NYSE") and (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold.

            (k) To use its best efforts to maintain the inclusion of such Common Stock on the NYSE for a period of five years after the effective date of the Registration Statement.

            (l) To use its reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

         6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

            (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

            (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material

                                       6.

     fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. The Company acknowledges for all purposes under this Agreement (including this Section and Section 7 hereof) that the statements set forth in the first and third paragraphs under the caption "Underwriting" in the Prospectus constitute the only written information furnished to the Company by the Underwriters for use in the Registration Statement or the Prospectus or any preliminary prospectus (or any amendment or supplement to them).

            (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or to be in good standing as a foreign corporation would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

            (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien or encumbrance.

                                       7.

            (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

            (h) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or, except for any claimed defaults described in the Prospectus and except as would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

            (i) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, the Exchange Act, the rules and regulations of the NASD and the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or, except as would not, singly or in the aggregate, have a Material Adverse Effect, violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

            (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in

                                       8.

     the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

            (k) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, except for any such violation which would not, singly or in the aggregate, have a Material Adverse Effect, or would otherwise require disclosure in the Prospectus pursuant to Item 103 of Regulation S-K under the Act ("Item 103").

            (l) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any communication (written or oral), whether from a governmental authority, citizens' group, employee or otherwise, asserting that the Company or any of its subsidiaries or any other person or entity for whom either is or may be liable is not in full compliance with any Environmental Laws or permit or authorization required under applicable Environmental Laws where such failure to comply fully would have a Material Adverse Effect, or would otherwise require disclosure in the Prospectus pursuant to Item 103.

            (m) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business, except for any such permits the failure to obtain which would not have a Material Adverse Effect; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and, except as would not have a Material Adverse Effect, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

            (n) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims,

                                       9.

     encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or any of its subsidiaries, or to the Company's knowledge, by any lessor, has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

            (o) In the Company's judgment, the Company and each of its subsidiaries maintains reasonably adequate insurance.

            (p) Arthur Andersen LLP are independent public accountants with respect to the Company as required by the Act.

            (q) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

            (r) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (s) Except for which waivers have been obtained in writing with respect to inclusion in this offering, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

            (t) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                                      10.

            (u) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except (i) as disclosed in the Registration Statement and (ii) certain anti-dilution rights of one stockholder, for which a waiver has been obtained in writing with respect to the issuance of the Shares.

            (v) There are no business relationships or related party transactions required to be disclosed in the Registration Statement by Item 404 of Regulation S-K of the Commission.

            (w) There is (i) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against it or any of its subsidiaries except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (x) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (y) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided. No deficiency or adjustment for any

                                      11.

     material taxes has been proposed or assessed against the Company or any of its subsidiaries.

            (z) The Company has filed a registration statement pursuant to
     Section 12(b) of the Exchange Act to register the Common Stock, has filed an application to list the Shares on the NYSE, and has received notification that the listing has been approved, subject to notice of issuance of the Shares.

            (aa) The Company and its subsidiaries own, license or possess adequate rights to use all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and, except as otherwise disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (bb) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law and except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by legal and equitable limitations on the availability of specific remedies).

            (cc) The Company has full power, authority and legal capacity to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Shares; and the Company has taken all necessary corporate action to authorize the execution and the performance of its obligations under this Agreement.

            (dd) No bid or purchase by the Company, and, to the Company's knowledge, no bid or purchase that could be attributed to the Company (as a result of bids or purchases by an "affiliated purchaser" within the meaning of Rule 10b-6 under the Exchange Act for or of the Common Stock, any securities of the same class or series as the Common Stock or any securities immediately convertible into or exchangeable for or that represent any right to acquire Common Stock, is now pending or in progress or will have commenced at any time prior to the completion of the distribution of the Shares by the Underwriters.

                                      12.

            (ee) Each of the Company and its subsidiaries is in compliance with all laws, ordinances and regulations (domestic and foreign) applicable to its properties (whether owned or leased) and its business, as described in the Prospectus, except where noncompliance with such laws, ordinances and regulations would not, singly or in the aggregate, have a Material Adverse Effect.

         7. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages and liabilities and judgments purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended and supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or judgment.

         (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses of such counsel. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel following prompt notice by such Underwriter or controlling person as required by this Section 7(b) or (iii) the named parties to any such action (including any impleaded parties) include

                                      13.

both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any reasonable use of local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such reasonable fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than 30 business days after the receipt by such indemnifying party of the aforesaid request and
(ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement for any reason other than the indemnifying party's dispute in good faith of the reasonableness of the fees and expenses for which reimbursement has been requested. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which

                                      14.

indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

         (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the

                                      15.

public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

         8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

            (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 P.M.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

            (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, whether or not arising in the ordinary course of business, in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any material change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Kenneth J. Widder, M.D. and Gerard A. Wills, in their capacities as the Chairman of the Board and Chief Executive Officer and the Vice President, Finance and Chief Financial Officer, respectively, of the Company, confirming, to the best of their knowledge, the matters set forth in Sections (a), (b), and (c) of this Section 8.

                                      16.

            (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Johnson and Colmar, counsel for the Company, to the effect that:

                (i) the Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

                (ii) the Company and each of its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                (iii) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company and, to such counsel's knowledge, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                (iv) all the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and, to such counsel's knowledge, not subject to any preemptive or similar rights;

                (v) the Shares have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any statutory preemptive rights or, to such counsel's knowledge, any similar contractual rights that have not been waived in writing;

                (vi) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law and except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by legal and equitable limitations on the availability of specific remedies);

                                      17.

                (vii) the authorized capital stock of the Company, including the Common Stock, conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

                (viii) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, after due inquiry, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

                (ix) such contracts and documents as are summarized in the Prospectus are fairly summarized in all material respects;

                (x) the statements under the captions "Shares Eligible for Future Sale" and "Description of Capital Stock" in the Prospectus and Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                (xi) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to such counsel's knowledge, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or, except for claimed defaults as described in the Prospectus, in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

                (xii) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, the Exchange Act, the rules and regulations of the NASD or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or any agreement, indenture or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or to such counsel's knowledge, violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to

                                      18.

     the Company or any of its subsidiaries or their respective properties, which violations or conflicts would have a Material Adverse Effect;

                (xiii) to such counsel's knowledge, there is no legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, nor to the knowledge of such counsel is there any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                (xiv) to such counsel's knowledge, the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to such counsel's knowledge, the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit;

                (xv) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                (xvi) to the best of such counsel's knowledge, after due inquiry, except for which waivers have been obtained in writing with respect to inclusion in this offering, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

                (xvii) Each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, at the time it was filed or last amended (other than financial statements and related schedules and financial and statistical data, as to which such counsel need express no opinion), appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act.

         In addition, such counsel shall state that, although such counsel has not passed upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as specified elsewhere in such counsel's opinion) and has not made any independent

                                      19.

verification or check of such statements, such counsel has participated in the preparation of the Registration Statement and the Prospectus and in conferences with certain officers and representatives of the Company and representatives of the Underwriters and the Underwriters' counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed; and that on the basis of this participation and subject to the qualification noted,
(i) such counsel believes that the Registration Statement and the Prospectus (except for financial statements and related schedules and financial and statistical data ("financial information"), as to which such counsel need express no opinion) comply as to form in all material respects with the Act and the related rules and regulations of the Commission, and (ii) no facts have come to the attention of such counsel which causes such counsel to believe that (A) as of the effective date of the Registration Statement, the Registration Statement (excluding financial information, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that (B) as of the date of the Prospectus and as of the date of such counsel's opinion, the Prospectus (excluding financial information, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (e) You shall have received on the Closing Date the opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Morrison & Foerster, patent counsel for the Company, to the effect that:

                (i) such counsel is familiar with the technology used by the Company in its business and the manner of its use thereof and has read the Registration Statement and the Prospectus, including particularly the portions of the Registration Statement and the Prospectus referring to patents, trade secrets, trademarks, service marks or other proprietary information or materials; and

                (ii) such counsel has no reason to believe that the Registration Statement or the Prospectus (A) contains any untrue statement of a material fact with respect to patents, trade secrets, trademarks, service marks or other proprietary information or materials owned or used by the Company, or the manner of its use thereof, or any allegation on the part of any person that the Company is infringing any patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of any such person or (B) omits to state any material fact relating to patents, trade secrets, trademarks, service marks or other proprietary information or materials owned or used by the Company, or the manner of its use thereof, or any allegation of which such counsel has

                                      20.

     knowledge, that is required to be stated in the Registration Statement or the Prospectus or is necessary to make the statements therein not misleading.

            (f) You shall have received on the Closing Date the opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of _________________, regulatory counsel for the Company, to the effect that the statements under the captions "Risk Factors -- Government Regulation," "Risk Factors -- Uncertainty of Third Party Reimbursement," "Business -- Government Regulation" and "Business -- Third Party Reimbursement" in the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

            The opinions of Johnson and Colmar, Morrison & Foerster described in Sections (d), (e) and (f) above shall be rendered to you at the request of the Company and shall so state therein.

            (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Cooley Godward Castro Huddleson & Tatum ("Cooley Godward"), counsel for the Underwriters, in form and substance reasonably satisfactory to you.

            (h) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former, based on limited procedures), in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (i) The Company shall have delivered to you the agreements specified in Section 2 hereof.

            (j) At the Closing Date, the Shares shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

            (k) Cooley Godward shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

            (l) Prior to the Closing Date, the Company shall have furnished to you or caused to be furnished to you such further information, certificates, opinions and documents as you may reasonably request.

                                      21.

            (m) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to satisfaction on and as of each Option Closing Date of the conditions set forth in Sections (a) through (m) except that the opinions called for in Sections (d), (e), (f) and (g) and the letter referred to in Section (h) shall be revised to reflect the sale of the Additional Shares.

         9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

         This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, taken as a whole, or the earnings, affairs, or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market (National Market), (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your judgment has a material adverse effect on the financial markets in the United States.

         If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase

                                      22.

hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in
Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Molecular Biosystems, Inc., 10030 Barnes Canyon Road, San Diego, California 92121,
Attention: Vice President, Legal Affairs and General Counsel (with a required copy to Johnson and Colmar, 300 South Wacker Drive, Chicago, Illinois 60606,
Attention: Craig P. Colmar, Esq.), and (b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 227 Park Avenue, New York, New York 10172, Attention: Syndicate Department (with a required copy to Cooley Godward Castro Huddleson & Tatum, 4365 Executive Drive, Suite 1100, San Diego, California 92121, Attention: Eric J. Loumeau, Esq.), or in any case to such other address as the person to be notified may have requested in writing.

                                      23.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                                      24.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.


                                                  Very truly yours,

                                                  MOLECULAR BIOSYSTEMS, INC.


                                                  By____________________________
                                                        Title:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
OPPENHEIMER & CO., INC.
VECTOR SECURITIES INTERNATIONAL, INC.
Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto
By DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION

By__________________________




                                      25.

                                   SCHEDULE I



                                                              Number of Firm
Underwriters                                              Shares to be Purchased
- ------------                                              ----------------------
Donaldson, Lufkin & Jenrette
  Securities Corporation

Oppenheimer & Co., Inc.

Vector Securities International, Inc.
                                                          ----------------------
     Total                                                      3,000,000

                                   SCHEDULE II


Mallinckrodt Medical, Inc.